                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             08/2002 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms5                                WEIGHTED AVERAGE PC RATE:    6.50331%
POOL NUMBER:  Group 1 = 1878, 1879, 1880, 1881
____________________________________________________________________________________________

ISSUE DATE:  07/30/2002
CERTIFICATE BALANCE AT ISSUE:    $999,751,615.00

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    2207                         $999,751,617.33
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                   $1,163,526.19
Unscheduled Principal Collection/Reversals                           $841,919.41
Liquidations-in-full                                      67      $31,842,162.54
Net principal Distributed                                         $33,847,608.14    ($33,847,608.14)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       2140                         $965,904,009.19

SCHEDULED INTEREST AT MORTGAGE RATE:                               $5,849,363.15

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $426,471.59

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $39,270,499.70

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             08/2002 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms5                                WEIGHTED AVERAGE PC RATE:    6.50331%
POOL NUMBER:  Group 1 = 1878, 1879, 1880, 1881
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $33,847,608.14     $5,422,891.56             $0.00     $5,422,891.56             $0.00    $39,270,499.70

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $9,997,516.00             $0.00             $0.00             $0.00     $9,997,516.00
Bankruptcy Bond
   Single-Units           $262,136.00             $0.00             $0.00             $0.00       $262,136.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase    $19,995,032.00             $0.00             $0.00             $0.00    $19,995,032.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

   14      $7,955,346.69         0              $0.00         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 08/25/2002 are as follows:

                Class       Class Principal Balance
                CB1               $14,978,825.50
                CB2                $7,689,130.10
                CB3                $3,894,494.39
                CB4                $1,897,317.86
                CB5                $1,497,882.15
                CB6                $1,997,177.53
                              __________________
                Total             $31,954,827.53
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of July 31, 2002):

SERIES:  2002-ms5               POOL NUMBER:  Group 1 = 1878, 1879, 1880, 1881

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $965,904,009.19**        $7,955,346.69***        $7,955,346.69***
Number:                         2140                     14                      14
% of Pool:                    100.00%                  0.82%                   0.82%
(Dollars)
% of Pool:                    100.00%                  0.65%                   0.65%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***                $0.00***
Number:                           0                       0                       0
% of Pool:                    0.00%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all August 01, 2002 scheduled payments and July 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
July 31, 2002.

Trading Factor, calculated as of distribution date : 0.96614398.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including August 01, 2002, and unscheduled prepayments in months prior to August ) can be calculated.